UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 23, 2011
Date of report (Date of earliest event reported)

Feihe International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 23, 2011, Feihe International, Inc. (the “Company”) filed a Form 8-K (the “Prior Filing”) regarding the dismissal of Deloitte Touche Tohmatsu CPA Ltd. (“DTTC”), its former independent registered accounting firm, and its engagement of a new independent registered public accounting firm.  The Prior Filing indicated that the Company intended to file, within two business days of receipt by the Company, the letter addressed to the SEC from DTTC stating whether or not DTTC agrees with the statements made in the Prior Filing and, if not, stating the respects in which it does not agree (the “Letter”).  The Company is filing this Amendment No. 1 to the Prior Filing solely to provide the Letter.

No other changes have been made to the Prior Filing.  This Amendment No. 1 does not reflect any other events, nor does it modify or update in any other way any other disclosures made in the Prior Filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
16.1	Letter from Deloitte Touche Tohmatsu CPA Ltd. to the Securities and Exchange Commission, dated December 23, 2011
99.1	Press release announcing engagement of new independent auditor, dated December 23, 2011 *

*      Previously filed as Exhibit to Form 8-K filed on December 23, 2011 (File No. 001-32473).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You-Bin
Leng You-Bin Chairman and CEO

 Date: December 23, 2011

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from Deloitte Touche Tohmatsu CPA Ltd. to the Securities and Exchange Commission, dated December 23, 2011
99.1	Press release announcing engagement of new independent auditor, dated December 23, 2011 *

*      Previously filed as Exhibit to Form 8-K filed on December 23, 2011 (File No. 001-32473).